                                                                   Exhibit 10.32

                                LOAN AGREEMENT
                                --------------

     This Loan Agreement ("Agreement") is made effective as of March 6, 2001 by and between CrossWorlds Software, Inc., a Delaware corporation ("Company"), on the one hand, and Mark Bishof ("Mr. Bishof") and Jennie Bishof (collectively "Borrowers"). Company and Borrowers are sometimes referred to herein collectively as a "party" or "parties."

                                   BACKGROUND
                                   ----------

Borrowers desire to borrow from Company, and Company desires to lend to Borrowers, an aggregate of $85,000 ("Borrowed Amount").

                                   AGREEMENT
                                   ---------

In consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.   Agreement to Lend.  Subject to the terms and conditions contained in this
     -----------------
     Agreement and upon execution of this Agreement, Company agrees to issue to Borrowers or for Borrowers' account, at Company's option, a check or other readily available funds in the Borrowed Amount ("Loan") upon the date of this Agreement.

2.   Promissory Note.  In consideration of Company's delivery of the Borrowed
     ---------------
     Amount, Borrowers will execute a secured promissory note in the form attached hereto as Exhibit A ("Promissory Note"), in the principal amount of such Borrowed Amount (bearing no interest except in the event of late payment).

3.   Repayment of Loan.  Borrowers jointly and severally agree to repay in full
     -----------------
     the principal amount of the Loan on the terms specified in the Promissory Note.

4.   Borrower Covenants.  Borrowers hereby covenant and agree, for the duration
     ------------------
     of this Agreement, the Loan and the Promissory Note, to indemnify and hold Company harmless from and against any and all liability, expenses (including reasonable attorneys' fees), costs and obligations relating to the Loan.

5.   Limited Effect on Relationship.  Nothing in this Agreement shall alter in
     ------------------------------
     any way the nature of Borrowers' legal relationship to Company (including, without limitation, Mr. Bishof's employment relationship with Company), except as expressly set forth herein.

6.   Miscellaneous.
     -------------

     a.  Successors and Assigns.  The terms and conditions of this Agreement
          ---------------------
          shall inure to the benefit or, and shall be binding upon, the respective successors and assigns of the parties. This Agreement may not be assigned by Borrowers without the prior written consent of Company. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     b. Governing Law. This Agreement and all acts and transactions pursuant hereto, and all rights and obligations of the parties hereunder, shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to California principles regarding conflict of laws.

     c. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, the (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded, and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

     d.   Advice of Legal Counsel.  Each party acknowledges and represents that
          -----------------------
          in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel, and such party has read and understood all the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of their role in drafting or preparing this Agreement.

     e.   Counterparts.  This Agreement may be executed in counterparts, each
          ------------
          of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     f.   Entire Agreement; Modification.  This Agreement and the Promissory
          ------------------------------
          Note attached hereto constitute the parties' entire agreement with respect to the subject matter hereof, and supersede any and all prior (and any and all contemporaneous oral) agreements, communications, representations and understandings between the parties with respect to said subject matter. Neither this Agreement nor the Promissory Note may be amended or modified, except pursuant to a written agreement signed by authorized representatives of all parties.


/s/ Mark C Bishof                            /s/ Jennie Bishof
-----------------------------------          -----------------------------------
Mark Bishof                                  Jennie Bishof

3/28/01                                      3/25/01
-----------------------------------          -----------------------------------
Date                                         Date



FOR CROSSWORLDS SOFTWARE, INC.:


/s/ James Budge
-----------------------------------

James Budge
-----------------------------------
Name

SVP & CFO
-----------------------------------
Title

4/2/01
-----------------------------------
Date

                                PROMISSORY NOTE
                                ---------------

$85,000                                                 Burlingame, California
                                                        March 6, 2001


     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, Mark Bishof ("Mr. Bishof") and Jennie Bishof (collectively, "Promisors"), promise to pay CrossWorlds Software, Inc., a Delaware corporation ("Company"), at its principal offices (currently located at 577 Airport Boulevard, Suite 800, Burlingame, California 94010) the principal sum of $85,000. No interest shall be charged in connection with such amount, except in the event of late repayment, in which event Company shall be entitled to the maximum amount permitted by applicable law. Full payment of the principal sum of $85,000 shall be due and payable on February 15, 2002. Company shall have the right to deduct the amount due and payable to Company under this Promissory Note, at the time such amount becomes due and payable, from any amounts then due Mr. Bishof from Company (including, without limitation, accrued salary and unused vacation benefits). Promisors shall promptly execute the required documentation provided by Company relating to any such deduction at the time of any such deduction.

     The principal is payable in lawful money of the United States of America. Amounts due under this Promissory Note may be prepaid at any time without premium or penalty.

     Should any action be instituted for collection on this Promissory Note, the reasonable costs and attorneys' fees of the holder of this Promissory Note shall be paid by Promisors. The holder of this Promissory Note shall have full recourse against Promisors and, in case of an event of default, may proceed against Promisors as permitted by applicable law. The makers and endorsers have waived and hereby do severally waive presentment for payment, protest, notice of protest and notice of nonpayment of this Promissory Note.

     This Promissory Note is not secured.


/s/ Mark C Bishof                       /s/ Jennie Bishof
----------------------------------      ----------------------------------------
Mark Bishof                             Jennie Bishof